GROWTH



                          LARGE CAP          SMALL CAP



                             [Logo] LIBERTY
                                    ALL*STAR
                                  -----------
                                  GROWTH FUND











                               ANNUAL REPORT 1997

[Logo] LIBERTY
       ALL*STAR
      -----------
      GROWTH FUND

 ...............................................................................

Why should the benefits of institutional-like investing be reserved for institutions?

ONE OF THE MOST THOROUGH, SOPHISTICATED, DELIBERATE FORMS OF INVESTMENT MANAGEMENT IS THAT PROVIDED ON BEHALF OF MAJOR INSTITUTIONS, INCLUDING LARGE CORPORATE PENSION PLANS, MAJOR FOUNDATIONS AND UNIVERSITY ENDOWMENT FUNDS. ALTOGETHER, THEIR ASSETS EXCEED $6 TRILLION IN THE UNITED STATES ALONE.

IN LATE 1995, LIBERTY ASSET MANAGEMENT COMPANY ("LAMCO") ASSUMED FULL MANAGEMENT RESPONSIBILITY FOR LIBERTY ALL-STAR GROWTH FUND, INC. (THE "FUND"), FORMERLY THE CHARLES ALLMON TRUST, INC., AND RESTRUCTURED IT TO BRING THE BENEFITS OF INSTITUTIONAL-LIKE INVESTING TO YOU, THE INDIVIDUAL INVESTOR.

GENERALLY SPEAKING, THE INSTITUTIONAL INVESTING PROCESS IS CHARACTERIZED BY THE STRATEGIC ALLOCATION OF ASSETS TO MULTIPLE MANAGERS WHO PRACTICE DIFFERENT INVESTING STYLES. CAREFULLY SELECTED TO MEET SPECIFIC INVESTMENT OBJECTIVES, THE MANAGERS ARE RIGOROUSLY MONITORED. SHOULD THEY FAIL TO MEET THE PERFORMANCE OBJECTIVES SET OUT FOR THEM, THEY ARE REPLACED BY THOSE WHO CAN.

LIBERTY ASSET MANAGEMENT COMPANY HAS ADAPTED THIS PROCESS TO DEVELOP A SPECIFIC INVESTMENT PROGRAM FOR THE FUND. A MORE DETAILED DESCRIPTION OF THIS PROGRAM IS CONTAINED ON PAGES 5 THROUGH 8.

IF THERE'S ONE THING THIS TYPE OF INVESTING CAN BE COUNTED ON TO DELIVER, IT'S CONSISTENT RESULTS. AND OUR GOALS FOR THE FUND ARE BETTER-THAN-AVERAGE LONG-TERM RETURNS AND BETTER-THAN-AVERAGE CONSISTENCY, COMPARED WITH OTHER MAJOR GROWTH FUNDS.

ON THIS SECOND ANNIVERSARY OF THE FUND UNDER OUR MANAGEMENT, WE RENEW OUR COMMITMENT TO BRING TO THE FUND THE BEST APPLICABLE INSTITUTIONAL INVESTMENT MANAGEMENT PRACTICES AS THEY CONTINUE TO EVOLVE.

LIBERTY ASSET MANAGEMENT COMPANY

                                                   LIBERTY ALL*STAR GROWTH FUND
 ...............................................................................
                                           1997 Annual Report Chairman's Letter



To Our Fellow Shareholders:                                        February 1998



     The net asset value (NAV) of a common share of the Fund declined from $13.29 on September 30, 1997, to $12.89 on December 31, 1997, after deducting the distribution of 32 cents declared during the quarter. The market price of a share of the Fund traded in a range from $11.125 to $13.75 before closing the quarter at $11.938. The ending price represented a discount to NAVof 7.4 percent compared with a discount to NAV of 2.2 percent on September 30, 1997. Key investment results and comparisons are noted below.

     As the table shows, during the fourth quarter of 1997 the Fund's net asset value decreased 0.5 percent, which compares with a negative 1.2 percent for the Lipper Growth Mutual Fund Average (the Fund's primary benchmark)and a negative
6.8 percent for the NASDAQ Composite. For 1997, the Fund's net asset value was up 27.1 percent compared with 25.2 percent for the Lipper Average and 21.6 percent for the NASDAQ Composite.


================================================================================
                                             Fourth Quarter         Full Year
--------------------------------------------------------------------------------
LIBERTY ALL-STAR GROWTH FUND, INC.
    Shares Valued at Net Asset Value             (0.5)%               27.1%

    Shares Valued at Market Price
    With Dividends Reinvested                    (5.7)%               43.6%

    Fund's Closing Price Range             $13.063 to $11.75   $13.250 to $9.125

    Fund's Discount Range                     7.4% to 0.4%       18.8% to 0.4%

Lipper Growth Mutual Fund Average                (1.2)%               25.2%

S&P 500 Stock Index                               2.9%                33.4%

Dow Jones Industrial Average                      0.0%                24.9%

NASDAQ Composite Index                           (6.8)%               21.6%


Figures shown for the Fund and the Lipper Growth Mutual Fund Average are total returns, which include income, after deduction of fees and other operating expenses. Figures shown for the unmanaged S&P 500 Stock Index and the Dow Jones Industrial Average are total returns including income. Figures for the unmanaged NASDAQ Index are total returns excluding income.
================================================================================


                                  ---- 1 ----

LIBERTY ALL*STAR GROWTH FUND
 ...............................................................................
1997 Annual Report Chairman's Letter


        The stock market, as measured by the S&P 500 Stock Index, continued its advance for the twelfth quarter in a row, a string that has never been matched in the 41 year history of the S&P 500. The overall performance of the S&P 500 during the fourth quart er of 1997, however, masked an underlying weakness stemming from Asian financial turmoil, the most significant negative factor to impact the equity markets since the sharp rise in interest rates in 1993-94. For the first time since 1990, there was a correction in the S&P 500 of more than 10 percent. From its peak of 983.12 on October 7, that index dropped 10.8 percent in three weeks, then rebounded to a new high on December 5. The rebound, however, was largely a flight-to-quality and benefited mostly the large blue chip stocks.
        As we go to press with this report, concern over the Asian turmoil seems to have abated somewhat. The S&P 500 and the Dow have set new all-time highs and the NASDAQ is close to its high.
        All of us can and should take satisfaction from the fact that the Fund has produced a cumulative NAVreturn of 49.5 percent and a cumulative market price return (with dividends reinvested)of 57.0 percent during the past two years. At the same time, we do well to temper our expectations for the future. The still high level of the market together with present uncertainties and volatility suggest caution.
        It is worth noting, once again, that the Fund has been essentially fully invested in equities over the last two years. We expect that to continue, absent unusual circumstances. Market timing is not part of the multi-managed methodology LAMCObrings to the Fund. And, we continue to have confidence in our multi-management approach, which has served us well for the past eleven years.
        The Manager Roundtable, beginning on page 11, is a regular feature of our annual reports. The three Portfolio Managers offer their views on the excellent stock market performance during 1997 and 1996, as well as, prospects for 1998 and notable portfolio holdings.
        Accompanying this report is a proxy statement for the 1998 Annual Meeting of Shareholders. Please read this material and promptly return your proxy card to save the Fund the expense of solicitation to ensure a quorum.


Sincerely,

/s/ Harold W. Cogger

Harold W. Cogger
Chairman of the Board of Directors
Liberty All-Star Growth Fund, Inc.
Executive Vice President
Liberty Financial Companies, Inc.



                                  ---- 2 ----

                                                   LIBERTY ALL*STAR GROWTH FUND
 ...............................................................................
                                          1997 Annual Report President's Letter


To Our Fellow Shareholders:                                        February 1998

        We have now completed the second full year with LAMCO as the sole manager of the Fund using our multi-management approach. The second year was even better than the first in terms of both absolute NAV return and NAV return relative to the Fund's benchmark, the Lipper Growth Mutual Fund Average. Moreover, the market price return increased a remarkable 43.6 percent as the discount narrowed from 17.9 percent at December 31, 1996, to 7.4 percent at December 31, 1997. In addition, the expense ratio fell to 1.20 percent, an all-time low for the Fund, as net assets increased to a record $167 million at year-end.
        In a prior report, we pointed out that the S&P 500 had not had a correction of as much as 10 percent since 1990, the longest such period without such a correction in the history of the S&P 500 Stock Index. That record came to an end in the second half of 1997.
        The table below shows all the corrections of more than seven percent in the S&P 500 since January 1987. In the four years 1987 through 1990, we had three such corrections, including the Crash of '87 and the severe correction of '90. In the seven years since 1990, we have had four such corrections, all mild compared with those of 1987 and 1990. The two 1997 corrections were the shortest of all.



=====================================================================================================

                         DEPTH OF                                 RECOVERY TIME       TOTAL TIME
YEAR CORRECTION         CORRECTION           CORRECTION TIME      (from trough    (from previous peak
     BEGAN        (from peak to trough)   (from peak to trough)   to new peak)        to new peak)
=====================================================================================================
     1987                   34%                 3 months           20 months           23 months

     1989                   10                     4                   4                   8

     1990                   20                     3                   4                   7

     1994                    9                     2                  10                  12

     1996                    8                     2                   2                   4

     1997 - 1st              9                     1                   1                   2

          - 2nd             11                     1                   1                   2

=====================================================================================================


        We saw unusual volatility in 1997 among stocks of different capitalizations. Small cap stocks under performed large cap stocks by about 14% in the first four months of the year, then reversed trend and made up virtually all the lost ground by the end of the third quarter, and finally under performed again by 6% in the fourth quarter.



                                  ---- 3 ----

LIBERTY ALL*STAR GROWTH FUND
 ...............................................................................
1997 Annual Report President's Letter


        LAMCO utilizes a multi-management investment approach for your Fund that blends complementary investment strategies across a broad capitalization spectrum in order to mitigate the volatility caused by such shifts in performance patterns. We believe this strategy is well suited for your Fund.
        Thank you for your continuing support of the Fund.

Sincerely,

/s/ Richard R. Christensen

Richard R. Christensen
President and Chief Executive Officer
Liberty All-Star Growth Fund, Inc. and
Liberty Asset Management Company

THE THREE LIBERTY ALL-STAR FUNDS
        A companion fund to Liberty All-Star Growth Fund, Inc. is also listed on the New York Stock Exchange, Liberty All-Star Equity Fund. In addition, a variable annuity version of Liberty All-Star Equity Fund is now available as part of the Keyport Advisor variable annuity from Keyport Life Insurance Company, one of the Liberty Financial companies as is Liberty Asset Management Company. Variable annuities, among other features, offer a way to accumulate retirement funds on a tax-deferred basis and to distribute those funds efficiently after retirement.

                                                              NYSE                                      PREMIUM/
                                       FUND                  TICKER                FUND                (DISCOUNT)
NAME                                   TYPE                  SYMBOL              OBJECTIVE             AT 1/31/98
-----------------------------------------------------------------------------------------------------------------
Liberty All-Star                    Closed-End                ASG                  Growth               (4.0)%
Growth Fund, Inc.

Liberty All-Star                    Closed-End                USA              Growth & Income           0.6%
Equity Fund

Liberty All-Star Equity             Open-End,                 ---             Growth & Income,
Fund, Variable Series            Variable Annuity                             Variable Annuity

-----------------------------------------------------------------------------------------------------------------

        Additional information on all three funds is available from your broker. You may also contact Investor Assistance at 1-800-LIB-FUND (1-800-542-3863) for information about either of the closed-end funds. For the variable annuity fund, you may call Keyport at 1-800-367-3653.




                                  ---- 4 ----

                                                   LIBERTY ALL*STAR GROWTH FUND
 ...............................................................................
                                                          Why Multi-Management?

EVEN THE BEST MANAGERS HAVE
INCONSISTENT RETURNS

Funds managed by one portfolio management organization, even a top one, tend to produce inconsistent returns from one period to another. The graph to the right illustrates this inconsistency by showing the four best performing growth funds in 1992 and tracking their relative performance rankings over the next five years. The lack of consistency is clear.

THE TOP-                                                    RANKING
RANKED                                                      AMONG
FUNDS                                                       311
                                                            GROWTH
                                                            FUNDS
[Begin line chart]

               1992     1993     1994     1995     1996     1997
               ----     ----     ----     ----     ----     ----
FUND 1          1         7        42      113      243       58
FUND 2          2       202       155       66      299      277
FUND 3          3       234         3      309      284      100
FUND 4          4       215         2      274      247      284

[End line chart]

The problem is...

A SINGLE STYLE PRODUCES INCONSISTENCY

 ...a professional portfolio manager practices the same specific investment style through all types of market environments. For example, a small cap growth stock manager continues to hold small cap growth stocks even when the stock market favors other types of stocks. Therefore, as the stock market changes, a manager's returns fluctuate relative to the stock market, as exhibited in this simplified graph.

[Linear graph that demonstrates investment returns fluctuate relative to the stock market over a period of time]

MANAGER'S STYLE                                                  MANAGER'S STYLE
   IN FAVOR                                                         IN FAVOR

--------------------------------------------------------------------------------
STOCK MARKET
RETURNS

                                MANAGER'S STYLE
                                  OUT OF FAVOR
--------------------------------------------------------------------------------
TIME

In order to reduce these fluctuations...

COMBINING STYLES THROUGH MULTI-MANAGEMENT IMPROVES CONSISTENCY

 ...more than one portfolio manager, each employing a different style, manages the fund. This approach is called "Multi-Management" and is practiced in some form by most institutional investors. This graph shows a simplified example of Multi-Management using two diametrically different styles of management. Notice the combined results produce what neither manager can give alone: consistency.

[Linear graphs demonstrating the Multi-Management investment approach]

  MANAGER A'S                     MANAGER B'S                     MANAGER A'S
STYLE IN FAVOR                  STYLE IN FAVOR                  STYLE IN FAVOR

--------------------------------------------------------------------------------
MULTI-MANAGER RETURNS: (MANAGER A PLUS MANAGER B)

STOCK MARKET RETURNS
--------------------------------------------------------------------------------


  MANAGER B'S                     MANAGER A'S                     MANAGER B'S
STYLE IN FAVOR                  STYLE IN FAVOR                  STYLE IN FAVOR

--------------------------------------------------------------------------------
TIME

Of course, the investment performance from styles is not as predictable as shown, so...

                                  ---- 5 ----

LIBERTY ALL*STAR GROWTH FUND
 ...............................................................................
LAMCO's Multi-Management Program:
Constructing the Manager Team

 ...LAMCO has identified three different styles as the best combination to achieve the Fund's investment objectives.

There are two broad styles of investing, Growth and Value. The Growth style focuses on the selection of companies whose growth prospects are better than the average company. The other style is Value, which focuses on the selection of companies whose ratios of stock price to estimated value are better than those of similar companies. Since the Fund has a growth focus, two-thirds of the assets are divided among two growth managers who practice a specific style of investing within this broad style. The other style, representing one-third of the assets, is contrarian in nature; that is, it has characteristics of both Growth and Value. The style of each manager is shown in the pie chart below.

In addition to producing greater performance consistency, the other objective of multi-management is to produce above-average returns; and to fulfill that objective LAMCO searches for successful, independent investment management organizations to hire as Portfolio Managers for the Fund. Several hundred equity management organizations are both substantial in size and well-qualified to manage large investment portfolios. In researching and selecting them, LAMCO focuses on managers who have:

[bullet] A constant focus on a particular style of investing.
[bullet] A disciplined investment decision-making process.
[bullet] A record of success relative to other managers who practice the same style.
[bullet] Continuity among the investment professionals, so that those who have built the record remain the managers.
[bullet] A well-managed, highly responsive organization.

The pie chart below shows the Portfolio Manager lineup and percentage allocations to each.


[DESCRIPTION OF PIE CHART]

                                        OPPENHEIMER CAPITAL
                                        Contrarian holdings being overlooked and undervalued by investors.
                                        1/3

WILLIAM BLAIR & COMPANY
Companies with high profitability and
enduring growth from across the market
capitalization spectrum.
1/3

                              MISSISSIPPI VALLEY ADVISORS INC.
                              Small capitalization growth companies that sell at a reasonable current price relative to anticipated future earnings.
                              1/3

                    As with anything in investments, circumstances change, so...


                                  ---- 6 ----

                                                    LIBERTY ALL*STAR GROWTH FUND
 ................................................................................
                                               LAMCO's Multi-Management Program:
                               Manager Evaluation and, Occasionally, Replacement


 ...LAMCO conducts continuing evaluation of the Portfolio Managers. The purpose is to be sure that each is still the best choice for the Fund. Through frequent meetings with the Portfolio Managers, and through qualitative and quantitative analyses, each is continually evaluated to assure that:

   [bullet] It is consistently practicing its Investment Style.
   [bullet] Its transactions and holdings reflect the Style.
   [bullet] Its organization and investment process continue to support the
            Style.
   [bullet] Its investment performance is competitive when compared with other managers using a similar Style.

Also, LAMCO is alert to assuring the proficiency of the Portfolio Manager team. The objective is to be certain that the team remains an optimal combination, giving the Fund the full benefits of Multi-Management. The procedures include:

   [bullet] Assuring that the Fund's total portfolio has the proper investment characteristics.
   [bullet] Researching new investment managers as possible future Portfolio
            Managers.
   [bullet] Making Portfolio Manager changes when necessary. Two Portfolio
            Managers have been replaced since LAMCOassumed management responsibility for the entire Fund in November 1995.

Further, LAMCO shifts assets among the Portfolio Managers at selected times. As the previous pie chart indicates, The Fund's assets are allocated among the three Portfolio Managers to provide the desired style diversification. However, each day stock market action changes the actual assets under management of the various managers. Accordingly, from time to time, LAMCO reallocates assets back to the original allocations in order to preserve the benefits of the Fund's Multi-Management methodology. This procedure is called rebalancing.



The anatomy of the Fund's Multi-Management structure is visible in its Portfolio Characteristics on the following page. For reference, it is compared with the S&P 500 Stock Index.



                                  ---- 7 ----

LIBERTY ALL*STAR GROWTH FUND
 ...............................................................................
LAMCO's Multi-Management Program:
Portfolio Characteristics

MANAGERS' DIFFERING INVESTMENT STYLES ARE REFLECTED IN PORTFOLIO
CHARACTERISTICS
        The Portfolio Characteristics table on this page is a regular feature of the Fund's shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund's three Portfolio Managers. These differences are a reflection of the fact that each pursues an individual Investment Style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the entire S&P 500 Stock Index.


THE INVESTMENT STYLES PRACTICED BY THE FUND'S THREE PORTFOLIO MANAGERS ARE:

MISSISSIPPI VALLEY ADVISORS INC. (MVA)
Small capitalization growth companies that sell at a reasonable current price relative to anticipated future earnings.


WILLIAM BLAIR & COMPANY
Companies with high profitability and enduring growth from across the market capitalization spectrum.

OPPENHEIMER CAPITAL
Contrarian holdings being overlooked and undervalued by investors.

PORTFOLIO CHARACTERISTICS
AS OF DECEMBER 31, 1997
(UNAUDITED)


                                  MARKET CAPITALIZATION SPECTRUM

                                  SMALL                    LARGE
                                  ==============================


                                                            WILLIAM    OPPEN-   TOTAL      S&P
                                                     MVA     BLAIR     HEIMER   FUND    500 INDEX
---------------------------------------------------==============================================
Number of Holdings                                   79       46       32      152         500

-------------------------------------------------------------------------------------------------

Weighted Average Market Capitalization (billions)   $1.5    $22.0    $32.2    $17.8       $55.4

-------------------------------------------------------------------------------------------------

Percent of Portfolio in S&P 500                     7.3%    60.6%    70.2%    46.2%          --

-------------------------------------------------------------------------------------------------

Dividend Yield                                      0.6%     0.4%     1.2%     0.7%        1.6%

-------------------------------------------------------------------------------------------------

Average Price/Earnings Ratio                       19.8x    28.9x    16.1x    21.6x       21.9x

-------------------------------------------------------------------------------------------------

Average Price/Book Value Ratio                      3.9x     6.8x     4.1x     4.9x        5.5x

-------------------------------------------------------------------------------------------------

Average Five-Year Earnings Per Share Growth        20.3%    27.9%    20.6%    23.5%       17.8%

-------------------------------------------------------------------------------------------------


                                  ---- 8 ----

                                                    LIBERTY ALL*STAR GROWTH FUND
 ................................................................................
                                                                 Top 50 Holdings
                                                         As of December 31, 1997


              RANK                                                                 MARKET
              AS OF                                                                VALUE             PERCENT OF
RANK         9/30/97       SECURITY NAME                                           ($000)            NET ASSETS
---------------------------------------------------------------------------------------------------------------
  1             1          Federal Home Loan Mortgage Corp.                        $3,900                2.3%
  2             8          Automatic Data Processing, Inc.                          2,848                1.7
  3             5          Travelers Group, Inc.                                    2,694                1.6
  4            17          Intel Corp.                                              2,599                1.6
  5             6          EXEL Limited                                             2,535                1.5
  6             3          Citicorp                                                 2,529                1.5
  7            13          Minerals Technologies, Inc.                              2,490                1.5
  8             9          Morgan Stanley, Dean Witter, Discover &Co.               2,439                1.5
  9             2          ACE, Limited                                             2,405                1.4
 10            12          Progressive Corp.                                        2,398                1.4
 11            18          Countrywide Credit Industries, Inc.                      2,358                1.4
 12            49          Viking Office Products, Inc.                             2,218                1.3
 13            26          AMR Corp.                                                2,058                1.2
 14            28          Sprint Corp.                                             2,045                1.2
 15            23          Household International, Inc.                            2,028                1.2
 16            29          Arrow Electronics, Inc.                                  1,946                1.2
 17            25          Transamerica Corp.                                       1,917                1.1
 18            14          Boeing Co.                                               1,909                1.1
 19            24          Pfizer, Inc.                                             1,849                1.1
 20            19          State Street Corp.                                       1,833                1.1
 21            21          AFLAC, Inc.                                              1,789                1.1
 22            16          Molex, Inc.                                              1,789                1.1
 23             4          MBNA Corp.                                               1,781                1.1
 24            27          HEALTHSOUTH Corp.                                        1,770                1.1
 25             7          Nokia Corp. ADR                                          1,750                1.0
 26            20          Caterpillar, Inc.                                        1,748                1.0
 27            38          Wells Fargo & Co.                                        1,697                1.0
 28           new          Home Depot, Inc.                                         1,643                1.0
 29            32          American International Group, Inc.                       1,631                1.0
 30            10          First Data Corp.                                         1,611                1.0
 31            30          LucasVarity PLC ADR                                      1,569                0.9
 32            15          Microsoft Corp.                                          1,551                0.9
 33            46          Shared Medical Systems, Inc.                             1,551                0.9
 34            45          Illinois Tool Works, Inc.                                1,509                0.9
 35            31          Lockheed Martin Corp.                                    1,478                0.9
 36            89          Gartner Group, Inc., ClassA                              1,475                0.9
 37           114          US Freightways Corp.                                     1,472                0.9
 38            40          General Electric Co.                                     1,468                0.9
 39            11          Medtronic, Inc.                                          1,440                0.9
 40           new          Cendant Corp.                                            1,433                0.9
 41            36          Staples, Inc.                                            1,422                0.9
 42            66          Sungard Data Systems, Inc.                               1,401                0.8
 43            41          Dole Food Co.                                            1,373                0.8
 44            51          Airtouch Communications, Inc.                            1,372                0.8
 45            39          May Department Stores Co.                                1,317                0.8
 46            47          R.R. Donnelley & Sons Co.                                1,304                0.8
 47            52          CVS Corp.                                                1,294                0.8
 48            57          Monsanto Co.                                             1,260                0.8
 49            48          Hercules, Inc.                                           1,255                0.8
 50            33          Cognizant Corp.                                          1,208                0.7



                                  ---- 9 ----

LIBERTY ALL*STAR GROWTH FUND
 ...............................................................................
Major Stock Changes in the Fourth Quarter


The following are the major ($500,000 or more) stock changes -- both additions and reductions -- that were made in the Fund's portfolio during the fourth quarter of 1997.



                                                         SHARES
                                            ------------------------------------
                                                                       HELD AS
SECURITY NAME                               ADDITIONS  REDUCTIONS    OF 12/31/97
--------------------------------------------------------------------------------
Blyth Industries, Inc.                       26,200                     26,200
CFM Technologies                             27,546                     27,546
Cole National Corp., Class A                 21,600                     21,600
Covance, Inc.                                27,500                     56,500
Global Industries Ltd.                       36,500                     36,500
Home Depot, Inc.                             27,900                     27,900
Intel Corp.                                  15,000                     37,000
Kulicke & Soffa Industries, Inc.             32,000                     32,000
Lowe's Companies, Inc.                       17,900                     17,900
Money Store, Inc. (The)                      30,000                     30,000
MSC Industrial Direct Co., Inc.              14,000                     14,000
Revlon, Inc.                                 17,200                     17,200
SBS Technologies                             22,000                     22,000
SPSS, Inc.                                   28,500                     28,500
U.S. Freightways Corp.                       26,500                     45,300
Viking Office Products, Inc.                 45,000                    101,700

Cintas Corp.*                                             (1,300)       16,700
Federal National Mortgage Assoc.                         (40,000)            0
Fisher Scientific International                          (20,500)            0
IBP, Inc.                                                (27,000)            0
MBNA Corp.*                                              (28,800)       65,200
Medtronic, Inc.                                          (18,500)       27,500
Microsoft Corp.                                           (4,000)       12,000
PMI Group, Inc.                                           (9,000)       10,000
Tejas Gas Corp.                                          (15,000)            0
Tidewater, Inc.                                          (10,000)        9,000
Unitog Co.                                               (24,700)            0

*Adjusted for stock split.



                                  ---- 10 ----

                                                    LIBERTY ALL*STAR GROWTH FUND
 ................................................................................
                                                              Manager Roundtable

Successful Growth Investing Doesn't
Result from Keeping Your Head in the
Sand -- but You Shouldn't Lose It
Every Time You Read the Newspaper

AFTER THREE STRONG YEARS, STOCK SELECTION BECOMES EVEN MORE IMPORTANT / The Portfolio Managers Analyze the Current Environment, but Continue to Stress a Long-Term Perspective.

This is the third Liberty All-Star Growth Fund Manager Roundtable, in which the Fund's Portfolio Managers review the year past, analyze the investment environment and highlight specific changes in their portfolios all from the perspective of their investment style and philosophy. The Fund Advisor, Liberty Asset Management Company (LAMCO), serves as the moderator for the Roundtable. The participating portfolio managers and their investment styles are:

MISSISSIPPI VALLEY ADVISORS
Portfolio Manager / Robert J. Anthony,
Small Cap Portfolio Manager
Investment Style / Growth Mississippi Valley Advisors' (MVA) investment discipline seeks to achieve a high total return by investing in a portfolio of small capitalization stocks chosen based on a bottom-up "relative value" approach in which MVA ranks candidates for investment based on relative price/earnings ratio, earnings growth and total return. The firm looks for strong management with an equity stake in the company; leadership in one or two markets by one or two products; and strong financial condition as well as companies that are under-researched by Wall Street analysts.

OPPENHEIMER CAPITAL
Portfolio Manager / John G. Lindenthal, Managing Director
Investment Style / Contrarian Oppenheimer invests in the stocks of quality companies with sound business prospects that are considered undervalued because they are currently disliked or are being overlooked by investors. Research focuses on cash flow analysis. Purchase candidates exhibit a high return on invested capital, large undedicated cash flow, and reasonable prices in relation to book value.

WILLIAM BLAIR & COMPANY
Portfolio Manager / John F. Jostrand, Portfolio Manager
Investment Style / Growth William Blair emphasizes disciplined, fundamental research to identify quality growth companies with the ability to sustain their growth over long time periods. At the core of the firm is a group of analysts who lead research aimed at identifying new and mid-sized companies that have the opportunity to grow in a sustainable fashion for extended periods of time.

LAMCO: We'll take a look back at 1997 but before we do, the subject likely to be uppermost in shareholders' minds is your outlook for 1998. In the context of your investment style, what will you be doing to achieve your investment objectives in 1998? John Lindenthal, start us off with Oppenheimer's view, please.

LINDENTHAL (OPPENHEIMER -- CONTRARIAN): Our style of investing can be best described as a long-term holder of superior businesses. We stress a high return on invested capital, a high level of cash flow generation throughout the economic cycle and managements that redeploy cash flow for the benefit of the shareholder. Our style or philosophy does not change as a result of a market or economic outlook. Well positioned companies create value for the shareholder over extremely long periods of time. We want to own companies that will be prospering 20 years from now.

[SIDE BAR SCREENED TEXT]
-----------------------------
'Well positioned companies
create value for the
shareholder over extremely
long periods of time. We
want to own companies that
will be prospering 20 years
from now.'
John Lindenthal /
Oppenheimer
-----------------------------

LAMCO: Bob Anthony, what are the thoughts at Mississippi Valley Advisors?

--------------------------------------------------------------------------------
The views expressed in this interview represent the managers' views at the time of the discussion and are subject to change.
--------------------------------------------------------------------------------

                                  ---- 11 ----

LIBERTY ALL*STAR GROWTH FUND
 ...............................................................................
Manager Roundtable

ANTHONY (MISSISSIPPI VALLEY ADVISORS -- GROWTH): We believe the primary key to investment success in 1998 will be stock selection. We do not expect a reoccurrence of the broad and very large sector moves which pushed up, for example, nearly all bank, utility and oil service stocks in 1997. Individual stock selection should move our sector overweightings into areas of good growth and reasonable valuations.

LAMCO: John Jostrand, what will William Blair be stressing in 1998?

JOSTRAND (WILLIAM BLAIR -- GROWTH): As much as ever, we are emphasizing our companies' durability. Our philosophy is to make investments in companies with sustainable growth characteristics, based on our research. Durability means built to last. With the strong headwinds currently coming from Southeast Asia and declining pricing power in some sectors here in the U.S., we are closely monitoring the strength of our investments' competitive advantages and the durability of their business franchise. The challenge of growth companies today is to grow through or recover from growing pains. We believe our research will help sort out the growing pains from the severe dislocations and take advantage of the stepped up volatility we have recently experienced, as well as be prepared for either an economic slowdown or margin pressure.
        Our investment holding periods are about three to four years ideally, even longer so, we are not as good as others at near-term trends. Mid-cap companies are now valued at price/earnings ratios less than large cap stocks. For that better valuation you get superior expected and recent earnings growth. They should perform well. Secondly, pricing for industrial materials in many cases continue to fall, so we are optimistic that steady growth companies will perform well in 1998.

LAMCO: Looking back at 1997, how would you summarize the year's story? John, let's stay with you.

JOSTRAND (WILLIAM BLAIR -- GROWTH): The "three-peat" that pundits thought to be very unlikely statistically was, in fact, amazing. It was a "Goldilocks" mixture of lower inflation than expected (not too hot) and solid profit growth (not too cold). The lower inflation and decline in bond yields were the economic surprises of the year. Unfortunately, mid-cap and small cap growth did not perform nearly as well as the large cap multinationals, with international lagging badly.

LAMCO: Bob Anthony, how do you sum up '97?

[SIDEBAR SCREENED TEXT]
--------------------------
'As much as ever, we are
emphasizing our companies'
durability. Our philosophy
is to make investments in
companies with sustainable
growth characteristics,
based on our research.
Durability means built to
last.'
John Jostrand /
William Blair
--------------------------

ANTHONY (MISSISSIPPI VALLEY ADVISORS -- GROWTH): Small cap stocks in 1997 were incredibly volatile as compared to the stocks of larger companies. For example, smaller companies showed declines in the first and fourth quarters versus gains for larger companies. Conversely, smaller companies showed very strong gains in the second and third quarters as they kept pace with the S&P 500's strong gain in the second quarter and soundly outperformed large stocks in the third quarter.

LAMCO: John Lindenthal, what are your thoughts as you look back?

LINDENTHAL (OPPENHEIMER -- CONTRARIAN): The U.S. equity market was strong in 1997 because the economy remained on course with moderate growth, low declining inflation, generally falling interest rates and positive liquidity flows. Corporate profits were better than expected as a rule.

LAMCO: Now, perhaps, we could look a little more in depth at 1997 as it affected your style, with emphasis on the fourth quarter. Bob Anthony, why don't you lead off?

ANTHONY (MISSISSIPPI VALLEY ADVISORS -- GROWTH): In the fourth quarter small cap stocks declined. Moreover, the decline was fairly broad based as there were few places to hide. Broad based declines occurred in technology, energy, healthcare and industrial cyclicals. The only areas that did well were utilities and bank stocks which benefited from the decline in interest rates. As a result, the fourth quarter represented a fairly good buying opportunity as we began to do select buying in technology and energy.

                                  ---- 12 ----

                                                    LIBERTY ALL*STAR GROWTH FUND
 ................................................................................
                                                              Manager Roundtable

JOSTRAND (WILLIAM BLAIR -- GROWTH): Our companies respond less to an acceleration (or deceleration) in the economy than the average company. This is by design, since we look for companies with a history of stable profit margins. As a result, many of our companies did not experience the upward revision in earnings estimates that characterized other sectors. In the fourth quarter, the reverse was true, and so our stocks generally performed well through the volatility.

LINDENTHAL (OPPENHEIMER -- CONTRARIAN): Our results for the year were aided by the strong performance of the financial stocks in our portfolio, a position we have held since our inception as a manager in 1994. The more notable stocks in this category included: Travelers (diversified financial services, +80 percent), EXEL Ltd. (Bermuda-based insurer specializing in low frequency, high severity business risk, +72 percent), Progressive Corp. (nonstandard auto insurer, +78 percent), and Federal Home Loan Mortgage (federally chartered corporation that provides supplemental liquidity to the mortgage market, +53 percent). In the fourth quarter, financial markets worldwide were buffeted by the impact of the Asian financial crisis. Equity prices in some Asian nations fell precipitously and the U.S. equity market was extremely volatile. We seek to invest in superior, sustainable companies no matter where they are headquartered.

LAMCO: Actual events have a way of puncturing the "truths" served up by conventional wisdom. For example, few thought 1997 could be as strong as it was after great years in 1995 and 1996 yet it became a history-maker. What needs to happen to give us another good year in 1998? John Jostrand, what are your thoughts?

JOSTRAND (WILLIAM BLAIR -- GROWTH): On the company level, those that focus on well-defined goals and operational excellence should do well. From a macroeconomic standpoint, investors are focused on slowing sales and the resulting margin pressure. If that is the case, short-term interest rates should move down and support current price/earnings ratios.

ANTHONY (MISSISSIPPI VALLEY ADVISORS -- GROWTH): Another good year in 1998 depends very heavily on corporations producing earnings growth of 7 percent or better. Investors are very optimistic and have already priced 7-12 percent annual earnings gains into stock prices. If such growth appears impossible, further assumptions will be reduced, possibly leading to lower price/earnings multiples as well as lower expected earnings.

[SIDEBAR SCREENED TEXT]
----------------------------
'Another good year in 1998
depends very heavily on
corporations producing
earnings growth of 7 percent
or better. Investors are
very optimistic and have
already priced 7-12 percent
annual earnings gains into
stock prices.'
Bob Anthony / Mississippi
Valley Advisors
----------------------------

LINDENTHAL (OPPENHEIMER -- CONTRARIAN): For 1998 to be a good year, we need more of what happened in 1997. Inflation must remain low and, as a consequence, the Federal Reserve continues to be neutral. Also, the Asian problem must be addressed in a positive manner that keeps it from spreading to the U.S. and Europe. Money growth and inflation have remained fairly low in both the U.S. and Europe, and we expect these low rates of growth to continue.

LAMCO: What may happen to send the bull running for cover?

JOSTRAND (WILLIAM BLAIR -- GROWTH): Earnings expectations may be too high. The consumer sector is in good shape, but we have had five to six good years of capital spending by corporations to improve and expand. There is plenty of productive capacity here and abroad. If conditions slow, margins may be pressured.

LINDENTHAL (OPPENHEIMER -- CONTRARIAN): If inflation were to pick up and, therefore, the Federal Reserve were to decide to tighten credit, then the market would turn very difficult.

ANTHONY (MISSISSIPPI VALLEY ADVISORS -- GROWTH): The bull market may run for cover in 1998 if we begin to see serious reductions in U.S. earnings. Other possible sources of weakness include a strong U.S. dollar, the declining benefits of corporate restructurings and debt reductions, and, possibly lurking in the future, a sharp uptrend in U.S. labor costs.

                                  ---- 13 ----

LIBERTY ALL*STAR GROWTH FUND
 ...............................................................................
Manager Roundtable


LAMCO: Speaking of the way events can puncture conventional wisdom, what's your own favorite bit of "unconventional wisdom?"

LINDENTHAL (OPPENHEIMER -- CONTRARIAN): Conventional wisdom is that the economy and the equity market are closely related. The reality is that the market is a function of many inputs, but primarily it is driven by liquidity. In other words, the flow of funds in our financial system is more important than the overall state of the economy. When we have excess liquidity that is, a greater supply of funds rather than demand for funds financial assets benefit.

ANTHONY (MISSISSIPPI VALLEY ADVISORS -- GROWTH): The conventional wisdom is that stocks cannot fall far if interest rates are declining. We believe this is only true if the earnings outlook for the coming year is bright. Low interest rates in a very poor economy will not help stocks.

JOSTRAND (WILLIAM BLAIR -- GROWTH): Contrary to what some are thinking, we believe the economy will stay on firm ground in North America and not slow appreciably, and that technology stocks will rebound.

LAMCO: Turning to portfolio specifics, please discuss two or three recent additions to the All-Star Growth Fund portfolio. What were they and why were they purchased? What are two or three stocks that you sold recently, and why? Can you start us off, John Lindenthal?

LINDENTHAL (OPPENHEIMER -- CONTRARIAN): One of our more recent buys was Caterpillar. CAT has a worldwide franchise selling high quality earth moving and construction equipment. Its plant is state of the art, its distribution is unparalleled and its financial performance has improved dramatically. CATis using the excess cash it has generated to buy in stock and make acquisitions that bolster its existing product lines.


[SIDEBAR SCREENED TEXT]

----------------------------
'Conventional wisdom is that
  the economy and the equity
 market are closely related.
  The market is... driven by
  liquidity. In other words,
    the flow of funds in our
    financial system is more
  important than the overall
  state of the economy. When
    we have excess liquidity
that is, a greater supply of
funds rather than demand for
   funds -- financial assets
                   benefit.'
           John Lindenthal /
                 Oppenheimer
----------------------------

        We also added to our position in Wells Fargo, a leading bank in the Western United States. Wells is on the brink of realizing efficiencies from its merger with First Interstate following some integration difficulties. They have been consolidating overlapping branches, replacing many free standing branches with small "electronic" ones in supermarkets. Wells now has over 20,000 customers doing business with them over the Internet, more than any other bank. We expect an average annual growth in net income of 12 percent during the next four years. Furthermore, Wells has been purchasing approximately 6 percent of its shares annually. Through this combination of earnings growth and share reduction, we expect the stock's value to compound at a high-teens rate. Thus, we believe the intrinsic value of Wells Fargo shares will increase at a faster rate than most bank stocks, yet it sells at a lower price-to-cash earnings ratio than the industry average.
        As we mentioned, we are very long-term investors, so our turnover tends to be extremely low. To illustrate, on the sell side, we only sold two positions this past year. One was Gateway Computer. We felt that some of its initiatives depart from the company's basic concept of selling PCs directly to the consumer. Now, it is opening retail stores, and we feel that this won't generate the same returns on capital as the core business given the capital intensive nature of retail expansion.
        The other name that we liquidated was Tenneco, which is an auto parts and original equipment auto parts and packaging company. Underlying our investment thesis has been the company's fairly dramatic restructuring. Now, even though there's been a fair amount of restructuring, our feeling was that it was going at a slower pace than anticipated. As the stock had moved up, we took the opportunity to sell and move on to something else.

LAMCO: Bob Anthony, can you discuss portfolio decisions at Mississippi Valley Advisors?

ANTHONY (MISSISSIPPI VALLEY ADVISORS -- GROWTH): During the fourth quarter of 1997 the biggest changes to the portfolio were a reduction in our interest rate sensitive weighting and an increase in the technology weighting.
        Regarding technology, due to the Asian crisis and over capacity in certain segments of the semiconductor industry, one of the hardest hit sectors was semiconductor capital


                                  ---- 14 ----

                                                    LIBERTY ALL*STAR GROWTH FUND
 ................................................................................
                                                              Manager Roundtable

goods. This consists of sophisticated capital equipment used in the manufacture of semiconductors. In the fourth quarter, most semiconductor capital goods stocks declined more than 50 percent, reflecting the fact that a large percentage of semiconductors are manufactured in Asia and are likely to experience a slowdown in growth over the next few quarters. We believe that investors overreacted. Essentially, they reflected short-term news, given the strong underlying long-term growth of the semiconductor industry and the ongoing capital spending required to continue to manufacture leading edge semiconductors. Two stocks that we purchased during the quarter are Kulicke & Soffa Industries, a manufacturer of semiconductor assembly equipment, and CFM Technologies, which is a component supplier within the semiconductor manufacturing process. With both stocks selling at price/earnings ratios of roughly one-half their long-term revenue growth rates, they are extremely attractive as we look toward 1998 and 1999.
        Another stock purchased during the quarter was Global Industries. Due to its unique expertise in deep water construction and development, Global Industries is one of the fastest growing and best positioned oil service companies. This is the area of focus by oil and gas explorers worldwide and, therefore, has the highest certainty of a sustained strong level of activity even in periods of temporary commodity price weakness.

[SIDEBAR SCREENED TEXT]
----------------------------
     'The U.S. has the least
 regulated, most competitive
         and, because of its
  excellent incentives, most
 innovative major economy in
  the world... Growth should
  be higher in the U.S. than
   in Europe and risk in the
   U.S. is less than in Asia
  because of U.S. accounting
and financial disciplines as
           well as political
                 stability.'
   Bob Anthony / Mississippi
             Valley Advisors
----------------------------

        Two sales during the quarter were in the financial services area. Due to the flattening yield curve and the increase in mortgage refinancing activity, it became more apparent that financial services companies such as United Companies Financial, a subprime mortgage lender, and Charter One Financial, a traditional thrift would have difficulty growing their respective loan portfolios without the potential for meaningful margin compression. As a result, we thought both companies could experience lower than expected earnings over the next few quarters and they were sold.

LAMCO: John Jostrand, what portfolio decisions has William Blair made?

JOSTRAND (WILLIAM BLAIR -- GROWTH): We purchased MSC Industrial Direct, one of the largest distributors of maintenance and repair items for industrial customers. The company has a long, successful history, but nevertheless embarked on a growth plan based on geographic expansion and direct mailing of general and supplemental catalogs. MSC has a measurable, enduring advantage due to its breadth of offerings 300,000 items and service same day shipment/next day delivery. It has successfully implemented a new strategy in an old-line, fragmented industry that utilizes technology and service representative training. This strategy has produced definable advantages for the customer, which many competitors cannot replicate, and it has given customers a reason to use MSC in areas where several vendors were used before. We believe that earnings will grow better than 25 percent a year for the next several years.
        A second recent purchase is Covance. This company was formerly a division of Corning Glass, but it was divested about a year ago. The first point is that management in other spin-off situations has often found a new lease on corporate life. We believe this management fits that category and is very energized by the prospect of running their own company. The business is pharmaceutical development for drug companies. This is a field with limited competition, but offers significant value to their customers in the form of biostatistical analysis, regulatory filing expertise and faster time-to-market. Furthermore, pharmaceutical companies have stepped up the demands on their development staff with attempts to launch new therapeutics in multiple countries simultaneously and for several different therapeutic indications at the same time. For example, Pfizer, which is also a Fund holding, launched a new antibiotic on a multinational basis for 14 separate infectious conditions. This is unprecedented and gives Pfizer a terrific sales boost. Covance improves customers' competitiveness in this critical area.
        On the sales side, we have just trimmed back some positions to make room for these additions. We believe that valuation analysis is a helpful enhancement to performance. In a market last year that was more volatile than any in the last several, we kept an eye on issues that had unfairly

                                  ---- 15 ----

LIBERTY ALL*STAR GROWTH FUND
 ...............................................................................
Manager Roundtable


corrected or unreasonably run too far. On that basis, we recently trimmed our position in Microsoft. The company's earnings will slow appreciably in the first half of calendar 1998, it faces two significant product upgrade challenges and it has renewed its face-off with the U.S. Department of Justice. The stock had appreciated significantly and reflected an extreme valuation, we believe, given a price/earnings ratio of over 40. Therefore, we trimmed back the position.

LAMCO: Let's step back and take a long look at the market. Whatever 1998 brings, what, in your opinion, are the most compelling arguments for individual investors to remain committed to the U.S. equity market? John Jostrand, start us off on this final question, please.

------------------------------
'We believe that there is
enormous vitality in American
business and its management
today. Those focused on solid
growth opportunities,
production (or service)
efficiency, providing
incentives to employees and
satisfying customers are
producing very attractive
growth in earnings.'
John Jostrand / William Blair
------------------------------

JOSTRAND (WILLIAM BLAIR -- GROWTH): We believe that there is enormous vitality in American business and its management today. Those focused on solid growth opportunities, production (or service) efficiency, providing incentives to employees and satisfying customers are producing very attractive growth in earnings. No grand theories, such as synergy the keys are to plan and execute.

LAMCO: John Lindenthal, what's your view?

LINDENTHAL (OPPENHEIMER -- CONTRARIAN): If 1998 turns out to be a difficult year for the U.S. equity market, opportunities will be presented to our managers to purchase solid businesses at even better prices. Volatility and group rotation create attractive entry points for managers to build a portfolio of companies whose aggregate earnings march upward over the years, and so also will the portfolio's market value.

LAMCO: Bob Anthony, make the case as you see it, please.

ANTHONY (MISSISSIPPI VALLEY ADVISORS -- GROWTH): The U.S. has the least regulated, most competitive and, because of its excellent incentives, most innovative major economy in the world. With returns on equity of roughly 15 percent and dividend payouts of 35 percent of earnings, nearly 65 percent of all earnings are being reinvested each year to grow the businesses. This should produce about 10 percent annual earnings growth, which is in line with historic trends and compares favorably to Treasury bond yields at 5.5 percent. Growth should be higher in the U.S. than in Europe and risk in the U.S. is less than in Asia because of U.S. accounting and financial disciplines as well as political stability.

LAMCO: Thank you all very much.



                                  ---- 16 ----

                                                    LIBERTY ALL*STAR GROWTH FUND
 ................................................................................
                                                         Schedule of Investments
                                                               December 31, 1997

COMMON STOCKS (98.9%)                                                 SHARES            MARKET VALUE
----------------------------------------------------------------------------------------------------
AEROSPACE (2.0%)
Boeing Co.                                                            39,000            $ 1,908,563
Lockheed Martin Corp.                                                 15,000              1,477,500
                                                                                        -----------
                                                                                          3,386,063
                                                                                        -----------

AUTO, TIRES & ACCESSORIES (1.1%)
Discount Auto Parts, Inc. (a)                                         18,000                344,250
LucasVarity PLC ADR (a)                                               45,000              1,569,375
                                                                                        -----------
                                                                                          1,913,625
                                                                                        ===========

BANKS (6.3%)
Associated Banc-Corp                                                  13,961                769,600
Bank United Corp., Class A                                            15,600                763,425
CCB Financial Corp.                                                    6,300                677,250
Charter One Financial, Inc.                                           10,750                678,594
Citicorp                                                              20,000              2,528,750
Crestar Financial Corp.                                               14,000                798,000
State Street Corp.                                                    31,500              1,832,906
TCF Financial Corp.                                                   24,000                814,500
Wells Fargo & Co.                                                      5,000              1,697,188

                                                                                         10,560,213

BUSINESS SERVICES (12.5%)
Acxiom Corp. (a)                                                      58,200             $1,120,350
American Management Systems (a)                                       36,100                699,438
Automatic Data Processing, Inc. (a)                                   46,400              2,847,800
Cintas Corp.                                                          16,700                651,300
Cognizant Corp. (a)                                                   27,100              1,207,644
Cognos, Inc. (a)                                                      47,600              1,094,800
Concord EFS, Inc. (a)                                                 27,700                689,038
Cotelligent Group, Inc. (a)                                           30,000                573,750
First Data Corp.                                                      55,070              1,610,797
Gartner Group, Inc., Class A (a)                                      39,600              1,475,100
Intelliquest Information Group (a)                                    34,500                439,875
National Data Corp.                                                   32,900              1,188,512
Network Associates, Inc. (a)                                          21,837              1,150,536
Rental Service Corp. (a)                                              18,000                445,500
Reuters Holdings PLCADR                                               17,200              1,139,500
Robert Half International, Inc.                                       18,450                738,000

See Notes to Schedule of Investments.

                                  ---- 17 ----

LIBERTY ALL*STAR GROWTH FUND
 ...............................................................................
Schedule of Investments


COMMON STOCKS (CONT.)                                                  SHARES           MARKET VALUE
----------------------------------------------------------------------------------------------------
BUSINESS SERVICES (CONT.)
Shared Medical Systems, Inc.                                          23,500            $ 1,551,000
SPSS, Inc. (a)                                                        28,500                548,625
Sungard Data Systems, Inc. (a)                                        45,200              1,401,200
SystemSoft Corp. (a)                                                  49,903                324,369
                                                                                        -----------
                                                                                         20,897,134
                                                                                        -----------

CHEMICALS (5.1%)
Cytec Industries, Inc. (a)                                            15,000               704,063
Hanna (M.A.) Co.                                                      44,693              1,128,498
Hercules, Inc.                                                        25,000              1,254,688
International Specialty Products, Inc. (a)                            30,000                448,125
Minerals Technologies, Inc.                                           54,790              2,489,521
Monsanto Co.                                                          30,000              1,260,000
OM Group, Inc.                                                        14,400                529,200
RPM, Inc.                                                             42,500                653,438

                                                                                        -----------
                                                                                          8,467,533
                                                                                        -----------

COMPUTER & BUSINESS EQUIPMENT (4.9%)
Black Box Corp. (a)                                                   18,800                665,050
CFM Technologies (a)                                                  27,546                423,520
Computer Associates International, Inc.                               15,000                793,125
DT Industries, Inc.                                                   14,000                479,500
Intel Corp.                                                           37,000              2,599,250
Komag, Inc. (a)                                                       34,332                510,689
Microsoft Corp. (a)                                                   12,000              1,551,000
Zebra Technologies Corp., Class A (a)                                 37,803              1,124,639

                                                                                        -----------
                                                                                          8,146,773
                                                                                        -----------

CONSUMER PRODUCTS (1.6%)
Blyth Industries, Inc. (a)                                            26,200                784,363
Cole National Corp., Class A (a)                                      21,600                646,650
Furniture Brands International, Inc. (a)                              23,000                480,125
Samsonite Corp. (a)                                                   24,400                771,650

                                                                                        -----------
                                                                                          2,682,788
                                                                                        -----------

COSMETICS & TOILETRIES (0.4%)
Revlon, Inc. (a)                                                      17,200                607,375
                                                                                        -----------

See Notes to Schedule of Investments.


                                  ---- 18 ----

                                                    LIBERTY ALL*STAR GROWTH FUND
 ................................................................................
                                                         Schedule of Investments


COMMON STOCKS (CONT.)                                                 SHARES      MARKET VALUE
----------------------------------------------------------------------------------------------
DIVERSIFIED (1.3%)
Ball Corp.                                                             7,000        $   247,188
General Electric Co.                                                  20,000          1,467,500
Lydall, Inc. (a)                                                      23,000            451,375
                                                                                    -----------
                                                                                      2,166,063
                                                                                    -----------

DRUGS & HEALTH CARE (11.5%)
Allergan, Inc.                                                        26,700            897,787
Amgen, Inc.                                                            9,300            503,362
Apria Healthcare Group, Inc. (a)                                      45,800            621,162
Bard (C.R.), Inc.                                                     20,000            626,250
Beverly Enterprises, Inc. (a)                                         47,000            611,000
Biomet, Inc.                                                          45,000          1,147,500
Boston Scientific Corp. (a)                                           13,000            596,375
Cardinal Health, Inc.                                                 14,300          1,074,287
Covance, Inc. (a)                                                     56,500          1,122,937
DENTSPLY International, Inc.                                          30,000            915,000
Elan Corp. ADR(a)                                                     21,100          1,080,056
Hanger Orthopedic Group, Inc. (a)                                     28,000            360,500
HEALTHSOUTH Corp. (a)                                                 63,800          1,770,450
Integrated Health Services, Inc.                                      24,500            764,093
Medtronic, Inc.                                                       27,500          1,440,312
Millipore Corp.                                                       16,500            559,968
Pfizer, Inc.                                                          24,800          1,849,150
Pharmerica, Inc. (a)                                                  43,189            448,085
R.P. Scherer Corp. (a)                                                13,600            829,600
Sun Healthcare Group, Inc. (a)                                        57,600          1,116,000
Omnicare,Inc.                                                         27,500            852,500
                                                                                    -----------
                                                                                     19,186,374
                                                                                    -----------

ELECTRONICS & ELECTRICAL EQUIPMENT (5.1%)
Adaptec, Inc. (a)                                                     30,000          1,113,750
Analog Devices, Inc. (a)                                              15,333            424,532
Arrow Electronics, Inc. (a)                                           60,000          1,946,250
Hubbell, Inc., Class B                                                19,000            941,687
Linear Technology Corp.                                               16,400            943,000
Molex, Inc.                                                           62,218          1,788,767
SBS Technologies (a)                                                  22,000            596,750
Xilinix, Inc. (a)                                                     21,800            764,362
                                                                                    -----------
                                                                                      8,519,098
                                                                                    -----------

See Notes to Schedule of Investments.

                                  ---- 19 ----

LIBERTY ALL*STAR GROWTH FUND
 ...............................................................................
Schedule of Investments

COMMON STOCKS (CONT.)                                                 SHARES        MARKET VALUE
------------------------------------------------------------------------------------------------
FINANCIAL SERVICES (13.1%)
Aames Financial Corp.                                                 29,000        $   377,000
Cendant Corp. (a)                                                     41,700          1,433,438
CMACInvestment Corp.                                                  15,000            905,625
Countrywide Credit Industries, Inc.                                   55,000          2,358,125
Credit Acceptance Corp. (a)                                           49,700            385,175
Federal Home Loan Mortgage Corp.                                      93,000          3,900,188
Finova Group, Inc.                                                    17,400            864,562
Household International, Inc.                                         15,900          2,028,244
Interim Services, Inc. (a)                                            28,600            732,875
MBNA Corp.                                                            65,200          1,780,775
Money Store, Inc. (The)                                               30,000            630,000
Morgan Stanley, Dean Witter, Discover & Co.                           41,250          2,438,906
Paychex, Inc.                                                         15,000            759,375
Southern Pacific Funding Corp. (a)                                    37,500            492,187
Travelers Group, Inc.                                                 50,000          2,693,750
                                                                                    -----------
                                                                                     21,780,225
                                                                                    -----------

FOOD, BEVERAGE &RESTAURANTS (3.4%)
Brinker International, Inc. (a)                                       35,000            560,000
Canandaigua Brands, Inc. Class A (a)                                  18,716          1,036,399
Diageo PLC ADR                                                        30,000          1,136,250
Dole Food Co.                                                         30,000          1,372,500
Hormel Foods Corp.                                                    26,000            851,500
Performance Food Group Co. (a)                                        32,378            768,978
                                                                                    -----------
                                                                                      5,725,627
                                                                                    -----------

HOTEL & LEISURE (0.6%)
Carnival Corp., Class A                                               19,400          1,074,275
                                                                                    -----------

INDUSTRIAL EQUIPMENT (3.3%)
Albany International                                                  29,500            678,500
Barnett, Inc. (a)                                                     19,000            418,000
Caterpillar, Inc.                                                     36,000          1,748,250
Illinois Tool Works, Inc.                                             25,100          1,509,138
Kulicke & Soffa Industries, Inc. (a)                                  32,000            596,000
MSC Industrial Direct Co., Inc. (a)                                   14,000            588,000
                                                                                    -----------
                                                                                      5,537,888
                                                                                    -----------


See Notes to Schedule of Investments.

                                  ---- 20 ----

                                                    LIBERTY ALL*STAR GROWTH FUND
 ................................................................................
                                                         Schedule of Investments


COMMON STOCKS (CONT.)                                                SHARES           MARKET VALUE
--------------------------------------------------------------------------------------------------
INSURANCE (8.5%)
ACE Limited                                                           25,000           $ 2,404,688
AFLAC, Inc.                                                           35,000             1,789,375
American International Group, Inc.                                    15,000             1,631,250
EXEL Ltd.                                                             40,000             2,535,000
HCC Insurance Holdings, Inc.                                          35,500               754,375
PMI Group, Inc.                                                       10,000               723,125
Progressive Corp.                                                     20,000             2,397,500
Transamerica Corp.                                                    18,000             1,917,000
                                                                                       -----------
                                                                                        14,152,313
                                                                                       -----------

METALS & MINING (0.4%)
Freeport-McMoRan Copper & Gold, Inc., Class A                         40,000               630,000
                                                                                       -----------

OIL & GAS (2.6%)
Global Industries Ltd. (a)                                            36,500               620,500
Ocean Energy, Inc. (a)                                                11,500               567,094
Swift Energy Co. (a)                                                  29,446               620,204
Tidewater, Inc.                                                        9,000               496,125
Triton Energy Corp. (a)                                               27,000               788,063
Union Texas Petroleum Holdings, Inc.                                  30,000               624,375
United Meridian Corp. (a)                                             19,900               559,688
                                                                                       -----------
                                                                                         4,276,049
                                                                                       -----------

PAPER & PLASTIC (1.6%)
Aptar Group, Inc.                                                      9,567               530,969
Caraustar Industries, Inc.                                            13,000               445,250
Champion International Corp.                                          25,000             1,131,250
Consolidated Papers, Inc.                                              9,000               480,375
                                                                                       -----------
                                                                                         2,587,844

PUBLISHING (0.8%)
R.R. Donnelley & Sons Co.                                             35,000             1,303,750
                                                                                       -----------

RETAIL TRADE (5.8%)
CVS Corp.                                                             20,200             1,294,063
Fastenal Co. (a)                                                      13,100               501,075
Home Depot, Inc.                                                      27,900             1,642,613
Lowe's Companies, Inc.                                                17,900               853,606
Marks Brothers Jewelers,Inc. (a)                                      31,000               511,500
May Department Stores Co.                                             25,000             1,317,188


See Notes to Schedule of Investments.

                                  ---- 21 ----

LIBERTY ALL*STAR GROWTH FUND
 ...............................................................................
Schedule of Investments


COMMON STOCKS (CONT.)                                                SHARES              MARKET VALUE
-----------------------------------------------------------------------------------------------------
RETAIL TRADE (CONT.)
Staples, Inc. (a)                                                     51,000           $  1,421,625
Viking Office Products, Inc. (a)                                     101,700              2,218,331
                                                                                        -----------
                                                                                          9,760,001

TELECOMMUNICATIONS (4.5%)
Airtouch Communications, Inc. (a)                                     33,000              1,371,563
Arch Communications Group, Inc. (a)                                   48,482                248,470
IXCCommunications, Inc. (a)                                           33,000              1,035,375
Mobile Telecommunication Technologies Corp. (a)                       49,946              1,098,812
Nokia Corp. ADR                                                       25,000              1,750,000
Sprint Corp.                                                          35,000              2,045,313
                                                                                        -----------
                                                                                          7,549,533

TRANSPORTATION (2.5%)
AMR Corp. (a)                                                         16,000              2,058,000
Hub Group, Inc., Class A(a)                                           18,500                550,375
U.S. Freightways Corp.                                                45,300              1,472,250
                                                                                        -----------
                                                                                          4,080,625
                                                                                        -----------

TOTAL COMMON STOCKS (Cost $122,777,125)                                                 164,991,169
                                                                                        -----------


See Notes to Schedule of Investments.


                                  ---- 22 ----

                                                    LIBERTY ALL*STAR GROWTH FUND
 ................................................................................
                                                         Schedule of Investments


REPURCHASE AGREEMENT (1.7%)                                          PAR VALUE          MARKET VALUE
----------------------------------------------------------------------------------------------------
ABN AMRO Chicago Corp., dated 12/31/97, 6.60%, to
be repurchased at $2,779,019 on 01/2/98, collaterized
by U.S. Treasury Notes with various maturities to
2016, with a current market value of $2,842,078.                     $ 2,778,000        $  2,778,000
                                                                                        ------------



TOTAL INVESTMENTS (100.6%) (Cost $125,555,125)(b)                                        167,769,169

OTHER ASSETS AND LIABILITIES, NET (-0.6%)                                                 (1,032,050)
                                                                                        ------------

NET ASSETS (100.0%)                                                                     $166,737,119
                                                                                        ============

NET ASSET VALUE PER SHARE (12,937,680 SHARES OUTSTANDING)                                    $ 12.89
                                                                                        ============




NOTES TO SCHEDULE OF INVESTMENTS:
(a) Non-income producing security.
(b) The cost of investments for federal income tax purposes is $125,751,189. Gross unrealized appreciation and depreciation of investments at December 31, 1997, is as follows:

                    Gross unrealized appreciation         $ 47,930,605
                    Gross unrealized depreciation           (5,912,625)
                                                          ------------
                    Net unrealized appreciation           $ 42,017,980
                                                          ============


  Acronym                                 Name
  -------                      ---------------------------
   ADR                         American Depository Receipt


See Notes to Financial Statements.


                                  ---- 23 ----

LIBERTY ALL*STAR GROWTH FUND
 ...............................................................................
Statement of Assets and Liabilities
December 31, 1997


ASSETS:
  Investments at market value (identified cost $125,555,125)   $167,769,169
  Cash                                                                  710
  Receivable for investments sold                                 1,037,457
  Dividends and interest receivable                                 103,010
                                                               ------------
     TOTAL ASSETS                                               168,910,346
                                                               ------------

LIABILITIES:
  Payable for investments purchased                                  78,865
  Distributions payable to shareholders                           1,590,287
  Management fees payable                                           290,160
  Administrative and bookkeeping fees payable                       110,716
  Accrued other expenses                                            103,199
                                                               ------------
     TOTAL LIABILITIES                                            2,173,227
                                                               ------------

NET ASSETS                                                     $166,737,119
                                                               ============

NET ASSETS REPRESENTED BY:
  Paid-in capital (authorized 20,000,000 shares
    at $0.10 Par; 12,937,680 shares outstanding)               $122,876,305

  Accumulated net realized gains on investments
    less distributions                                            1,646,770

  Net unrealized appreciation on investments                     42,214,044
                                                               ------------
TOTAL NET ASSETS APPLICABLE
TO OUTSTANDING SHARES
OF BENEFICIAL INTEREST
($12.89 PER SHARE)                                             $166,737,119
                                                               ============



See Notes to Financial Statements.



                                  ---- 24 ----

                                                    LIBERTY ALL*STAR GROWTH FUND
 ................................................................................
                                                         Statement of Operations
                                                    Year ended December 31, 1997

INVESTMENT INCOME:
  Dividends                                                                $  1,265,415
  Interest                                                                      293,433
                                                                           ------------

    TOTAL INVESTMENT INCOME (NET OF
    FOREIGN TAXES WITHHELD AT SOURCE
    WHICH AMOUNTED TO $13,348)                                                1,558,848

EXPENSES:
  Management fees                                      $  1,093,343
  Administrative fee                                        361,802
  Bookkeeping fee                                            53,795
  Custodian and transer agent fees                           91,567
  Proxy and shareholder communication expense                38,756
  Printing expense                                           73,572
  Legal and audit fees                                       53,547
  Directors' fees and expense                                34,955
  Miscellaneous expense                                      30,208
                                                       ------------

    TOTAL EXPENSE                                                             1,831,545
                                                                           ------------
NET INVESTMENT LOSS                                                            (272,697)


REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Net realized gains on investment transactions:
  Proceeds from sales                                    86,998,115
  Cost of investments sold                               70,458,759
                                                       ------------

    Net realized gains on investment transactions                            16,539,356

Net unrealized appreciation on investments:
  Beginning of year                                      22,346,578
  End of year                                            42,214,044
                                                       ------------

    Change in unrealized appreciation -- net                                 19,867,466
                                                                           ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $ 36,134,125
                                                                           ============


See Notes to Financial Statements.


                                  ---- 25 ----

LIBERTY ALL*STAR GROWTH FUND
 ...............................................................................
Statements of Changes in Net Assets


                                                                   YEAR ENDED DECEMBER 31,
                                                               ------------------------------
                                                                    1997             1996
---------------------------------------------------------------------------------------------
OPERATIONS:

      Net investment income (loss)                             $    (272,697)          77,663

      Net realized gain on investment transactions                16,539,356        7,600,155

      Change in unrealized appreciation-net                       19,867,466       13,538,818
                                                               -------------    -------------

      Net increase in net assets resulting from operations        36,134,125       21,216,636
                                                               -------------    -------------

DISTRIBUTIONS DECLARED FROM:

      Net investment income                                          (35,334)         (42,330)

      Net realized gains on investments                          (15,385,610)     (11,523,548)
                                                               -------------    -------------

      Total distributions                                        (15,420,944)     (11,565,878)
                                                               -------------    -------------


CAPITAL TRANSACTIONS:

      Increase in net assets from capital share transactions       9,386,884        7,411,472
                                                               -------------    -------------

      Total increase in net assets                                30,100,065       17,062,230


NET ASSETS:

      Beginning of year                                          136,637,054      119,574,824
                                                               -------------    -------------

      End of year (including undistributed net investment
         income of $0 and $35,334, respectively)               $ 166,737,119    $ 136,637,054
                                                               =============    =============


See Notes to Financial Statements.


                                  ---- 26 ----

                                                    LIBERTY ALL*STAR GROWTH FUND
 ................................................................................
                                                            Financial Highlights


                                                                                YEAR ENDED DECEMBER 31,
                                                             ------------------------------------------------------------
                                                              1997          1996          1995         1994        1993
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year                         $11.27        $10.55         $9.95       $10.54       $10.28
                                                            -------        ------        ------       ------      -------
Income from Investment Operations:
   Net investment income (loss)                               (0.02)         0.01          0.31         0.23         0.18
   Net realized and unrealized gain (loss)
     on investments                                            2.88          1.86          1.05        (0.24)        0.56
                                                            -------        ------        ------       ------      -------
Total from Investment Operations                               2.86          1.87          1.36        (0.01)        0.74
                                                            -------        ------        ------       ------      -------
Less Distributions:
   Dividends from net investment income                        --           (0.01)        (0.31)       (0.23)       (0.18)
   Distributions from realized capital gains                  (1.24)        (1.01)        (0.45)       (0.35)       (0.30)
                                                            -------        ------        ------       ------      -------
Total Distributions                                           (1.24)        (1.02)        (0.76)       (0.58)       (0.48)
   Impact of shares issued in dividend reinvestment (a)        --           (0.13)         --           --           --
                                                            -------        ------        ------       ------      -------
Total Distributions and Reinvestments                         (1.24)        (1.15)        (0.76)       (0.58)       (0.48)
                                                            -------        ------        ------       ------      -------
Net asset value at end of year                               $12.89        $11.27        $10.55        $9.95       $10.54
                                                            =======        ======        ======       ======      =======
Per share market value at end of year                       $11.938        $9.250        $9.375       $8.500      $10.250
                                                            =======        ======        ======       ======      =======
TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (b)
Based on net asset value                                       27.3%         18.3%         13.8%        (1.1%)        7.2%
Based on market price                                          43.6%          9.3%         19.3%       (11.6%)        7.2%

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of year (millions)                           $167          $137          $120         $113         $125
Ratio of expenses to average net assets                        1.20%         1.35%         1.42%        1.51%        1.35%
Ratio of net investment income to average net assets          (0.18%)        0.06%         2.87%        2.12%        1.71%
Portfolio turnover rate                                          57%           51%           82%          50%          47%
Average commission rate (c)                                 $0.0502       $0.0555          --           --           --


(a) Effect of dividend reinvestment shares at a price below net asset value in accordance with the 1996 Automatic Dividend Reinvestment and Cash Purchase Plan.
(b) Calculated assuming all distributions reinvested.
(c) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

See Notes to Financial Statements.


                                  ---- 27 ----

LIBERTY ALL*STAR GROWTH FUND
 ...............................................................................
Notes to Financial Statements
December 31, 1997


NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES
        Liberty All-Star Growth Fund, Inc. (the Fund), is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company and commenced operations on March 14, 1986. The Fund's investment objective is to seek long-term capital appreciation. The Fund is managed by Liberty Asset Management Company (the "Manager"). The Manager is a subsidiary of Liberty Financial Companies, Inc., a publicly traded company of which Liberty Mutual Insurance Company is the majority shareholder.
        The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results, if different, are expected to be immaterial to the net assets of the Fund.
        VALUATION OF INVESTMENTS -- Portfolio securities listed on an exchange and over-the-counter securities quoted on the NASDAQ system are valued on the basis of the last sale on the date as of which the valuation is made, or, lacking any sales, at the mean of the closing bid and asked quotations on that date. Over-the-counter securities not quoted on the NASDAQ system are valued at the most recent bid prices on that date. Securities for which reliable quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Board of Directors. Short-term instruments maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term instruments with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determine that this does not represent fair value.
        PROVISION FOR FEDERAL INCOME TAX -- The Fund qualifies as a "regulated investment company." As a result, a federal income tax provision is not required for amounts distributed to shareholders.
        OTHER -- Security transactions are accounted for on the trade date. Interest income and expenses are recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

NOTE 2. FEES PAID TO AFFILIATES
        Under the Fund's Management and Portfolio Management Agreements, the Fund pays the Manager a management fee for its investment management services at an annual rate of 0.75% of the Fund's average weekly net assets. The Manager pays each Portfolio Manager a portfolio management fee at an annual rate of 0.40% of the average weekly net assets of the portion of the investment portfolio managed by it. The Fund also pays the Manager a fee for its administrative services at an annual rate of 0.25% of the Fund's average weekly net assets. The annual fund management and administrative fees are reduced to 0.5625% and 0.1875%, respectively, on average weekly net assets in excess of $125 million up to $250 million and to 0.375% and 0.125%, respectively, on average weekly net assets in excess of $250 million. The aggregate annual fees payable by the Manager to the Portfolio Managers are reduced to 0.30% of the Fund's average weekly net assets in excess of $125 million up to $250 million and to 0.20% on average weekly net assets in excess of $250 million. Colonial Management Associates, Inc. (an affiliate of the Manager) provides bookkeeping and pricing services for $30,000 per year plus 0.0233% of the Fund's average weekly net assets over $50 million.

NOTE 3. CAPITAL TRANSACTIONS
        During the year ended December 31, 1997 and December 31, 1996, distributions in the amount of $9,386,884 and $7,411,472, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value, resulting in the issuance of 818,429 and 780,155 shares, respectively.




                                  ---- 28 ----

                                                    LIBERTY ALL*STAR GROWTH FUND
 ................................................................................
                                                   Notes to Financial Statements

NOTE 4. SECURITIES TRANSACTIONS
        Realized gains and losses are recorded on the identified cost basis for both financial reporting and federal income tax purposes. The cost of investments purchased and the proceeds from investments sold, excluding short-term debt obligations for the year ended December 31, 1997, were $84,561,657 and $86,998,115, respectively.
        The Fund may enter into repurchase agreements and require the seller of the instrument to maintain on deposit with the Fund's custodian bank or in the Federal Reserve Book-Entry System securities in the amount at all times equal to or in excess of the value of the repurchase agreement, plus accrued interest. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 5. DISTRIBUTIONS TO SHAREHOLDERS
        The Fund currently has a policy of paying distributions on its common shares totaling approximately 10% of its net asset value per year, payable in four quarterly distributions of 2.5% of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date.
        Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.



                                  ---- 29 ----

LIBERTY ALL*STAR GROWTH FUND
 ...............................................................................
Independent Auditors' Report

[LOGO] KPMG Peat Marwick LLP


The Board of Directors and Shareholders
Liberty All-Star Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Liberty All-Star Growth Fund, Inc. (the Fund), including the schedule of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement s of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold, but not received or delivered, we request confirmations from brokers and, where replies are not received, we carry out other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Liberty All-Star Growth Fund, Inc. as of December 31, 1997, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                       /s/ KPMG Peat Marwick LLP

Boston, Massachusetts
February 13, 1998


                                  ---- 30 ----

                                                    LIBERTY ALL*STAR GROWTH FUND
 ................................................................................
                            Automatic Dividend Reinvestment & Cash Purchase Plan


        Each shareholder of the Fund will automatically be a participant in the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan as amended June 30, 1996 (the "Plan"), unless the shareholder specifically elects otherwise by writing to the agent for participants in the Plan, State Street Bank and Trust Company (the "Plan Agent"), P.O. Box 8200, Boston, MA 02266-8200 or by calling 1-800-LIB-FUND (1-800-542-3863). Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee must notify their brokerage firm, bank or nominee if they do not wish to participate in the Plan.
        Under the Plan, all dividends and other distributions on shares of the Funds are automatically reinvested by the Plan Agent in additional shares of the Fund. Distributions declared payable in shares or cash at the option of shareholders are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not a discount of more than 5 percent from market price). Distributions declared payable only in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices. Dividends and distributions are subject to taxation, whether received in cash or in shares.
        Participants in the Plan have the option of making additional cash payments in any amount from $100 to $3,000 on a monthly basis for investment in shares of the Fund purchased on the open market. These voluntary cash payments will be invested on or about the 15th day of each calendar month, and voluntary payments should be sent so as to be received by the Plan Agent no later than 10 days before the next investment date. Barring suspension of trading, voluntary cash payments will be invested within 45 days of receipt. A participant may withdraw a voluntary cash payment by written notice received by the Plan Agent at least 48 hours before such payment is to be invested.
        The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non- certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.
        There is no charge to participants for reinvesting distributions pursuant to the Plan. The Plan Agent's fees are paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund as a result of divdends or distributions declared payable in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions declared payable only in cash.
        With respect to purchases from voluntary cash payments, the Plan Agent will charge $1.25 for each such purchase for a participant, plus a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as the Plan Agent will be purchasing shares for all participants in blocks and prorating the lower commission thus attainable.
        Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee will be able to participate in the Plan only if their brokerage firm, bank or nominee is able to do so on their behalf. Shareholders participating in the Plan through a brokerage firm may not be able to transfer their shares to another brokerage firm and continue to participate in the Plan.
        Shareholders may terminate their participation in the Plan by written notice to the Plan Agent, P.O. Box 8200, Boston, MA 02266-8200. Such termination will be effective immediately if received not less than 10 days prior to the record date for a dividend or distribution; otherwise it will be effective on the first business day after the payment date of such dividend or distribution. On termination, participants may either have certificates for the Fund shares in their Plan accounts delivered to them or have the Plan Agent sell such shares in the open market and deliver the proceeds, less a $2.50 fee plus brokerage commissions, to the participant.
        Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan.



                                  ---- 31 ----

LIBERTY ALL*STAR GROWTH FUND
 ...............................................................................
Tax Information

All 1997 distributions whether received in cash or shares of the Fund consist of the following:
(1) ordinary dividend income
(2) 28% rate gains distributions and
(3) 20% rate gains distributions.

Below is a table that details the breakdown of each 1997 distribution for Federal income tax purposes.


TAX STATUS OF 1997 DISTRIBUTIONS (UNAUDITED)
--------------------------------------------------------------------------------

                                ORDINARY INCOME
                          ---------------------------

                               NET      SHORT-TERM
                 AMOUNT     INVESTMENT    CAPITAL      28% RATE       20% RATE
DATE PAID       PER SHARE     INCOME       GAINS        GAINS          GAINS
------------------------------------------------------------------------------

05/07/97          $0.30        0.97%       80.34%       18.69%          --
--------------------------------------------------------------------------------
07/07/97          $0.29          --        12.45%       61.40%       26.15%
--------------------------------------------------------------------------------
10/06/97          $0.33          --        10.77%       62.57%       26.66%
--------------------------------------------------------------------------------
01/05/98          $0.32          --        10.93%       62.46%       26.61%


FOR CORPORATE SHAREHOLDERS
--------------------------------------------------------------------------------
25% of the ordinary income dividends qualify for the 70% dividend received deduction available for corporations for the year ended December 31, 1997.

DISTRIBUTION POLICY
--------------------------------------------------------------------------------

Liberty All-Star Growth Fund, Inc.'s current policy is to pay distributions on its common shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund's net investment income or net realized capital gains or losses. If, for any calendar year, the total distributions required by the 10 percent pay-out policy exceed the Fund's net investment income and net realized capital gains, the excess will generally be treated as a tax-free return of capital, reducing the shareholder's adjusted basis in his or her shares. If the Fund's net investment income and net realized capital gains for any year exceed the minimum amount required to be distributed under the 10 percent pay-out policy, the Fund may, at its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.




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


[Logo] LIBERTY
       ALL*STAR
      -----------
      GROWTH FUND

New York Stock Exchange Trading Symbol: ASG

FUND MANAGER
Liberty Asset Management Company
Federal Reserve Plaza
600 Atlantic Avenue
Boston, Massachusetts 02210-2214
1-617-722-6036
Internet: http://www.lamco.com

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
99 High Street
Boston, Massachusetts 02110

CUSTODIAN
Boston Safe Deposit & Trust Company
One Cabot Road
Medford, Massachusetts 02155

INVESTOR ASSISTANCE,
TRANSFER & DIVIDEND
DISBURSING AGENT & REGISTRAR
State Street Bank and Trust Company
P.O. Box 8200, Boston, Massachusetts 02266-8200
1-800-LIB-FUND (1-800-542-3863)

LEGAL COUNSEL
Bingham Dana LLP
150 Federal Street
Boston, Massachusetts 02110

DIRECTORS
Robert J. Birnbaum*
Harold W. Cogger
James E. Grinnell*
Richard W. Lowry*

OFFICERS
Harold W. Cogger, Chairman of the Board of Directors
Richard R. Christensen, President & Chief Executive Officer
William R. Parmentier, Jr., Vice President & Chief Investment Officer Christopher S. Carabell, Vice President
Timothy J. Jacoby, Treasurer &Controller
John L. Davenport, Secretary

* Member of the audit committee.

-----------------------------------------------------

Liberty Asset Management Company, the Fund's manager, is one of the Liberty Financial Companies (NYSE: L).

[Logo] LIBERTY
       FINANCIAL